

                                                                                          Exhibit 99
Anchor Financial Corporation
Financial Summary  - net of nonrecurring charges (1)

-----------------------------------------------------------------------------------------------------


                                                             Three Months Ended
                                                                 March 31,                  Percent
Income Statement Data                                     1999               1998           Change
-----------------------------------------------------------------------------------------------------

Interest income                                          $22,215,396        $22,437,006         (1.0)
Interest expense                                           9,277,523         10,495,422        (11.6)
                                                     ----------------   ----------------

Net interest income                                       12,937,873         11,941,584          8.3
Provision for loan losses                                    425,750            639,000        (33.4)
                                                     ----------------   ----------------

Net interest income after
  provision for loan losses                               12,512,123         11,302,584         10.7
Net gains (losses) on sales of securities                     63,149             21,526        193.4
Noninterest income                                         2,918,677          2,607,195         11.9
Noninterest expense                                        9,703,128          9,233,827          5.1
                                                     ----------------   ----------------

Income before income taxes                                 5,790,821          4,697,478         23.3
Applicable income tax expense                              2,003,136          1,590,029         26.0
                                                     ----------------   ----------------


Net income                                                $3,787,685         $3,107,449         21.9
                                                     ================   ================


Net income per share - basic                                   $0.47              $0.39         20.4
Net income per share - diluted                                 $0.45              $0.38         19.3
Cash dividends paid per share                                  $0.14              $0.12         16.7
Weighted average shares outstanding - basic                8,039,308          7,938,427          1.3
Weighted average shares outstanding - diluted              8,319,130          8,240,296          1.0
-----------------------------------------------------------------------------------------------------


Performance Ratios
(Annualized)

Return on average assets                                        1.32 %             1.10 %       19.6
Return on average stockholders' equity                         17.13              15.69          9.2
Net yield on average interest-earning
  assets (tax equivalent)                                       4.86               4.61          5.2
-----------------------------------------------------------------------------------------------------




Selected Average Balances
(In thousands)

Total assets                                              $1,167,823         $1,145,822          1.9
Interest-earning assets                                    1,086,747          1,055,413          3.0
Loans-net of unearned income                                 820,547            795,289          3.2
Investment securities                                        261,607            230,782         13.4
Deposits                                                     954,765            935,693          2.0
Noninterest-bearing deposits                                 165,309            146,878         12.5
Interest-bearing deposits                                    789,456            788,815          0.1
Interest-bearing liabilities                                 902,524            893,008          1.1
Stockholders' equity                                          91,036             81,163         12.2
-----------------------------------------------------------------------------------------------------

(1) Nonrecurring charges are related to the costs associated with the acquistions completed in 1998 and 1999.

Anchor Financial Corporation
Financial Summary

----------------------------------------------------------------------------------------------------------


                                                                 Three Months Ended
                                                                      March 31,                 Percent
Income Statement Data                                         1999                1998           Change
----------------------------------------------------------------------------------------------------------

Interest income                                              $22,215,396         $22,437,006         (1.0)
Interest expense                                               9,277,523          10,495,422        (11.6)
                                                        -----------------   -----------------

Net interest income                                           12,937,873          11,941,584          8.3
Provision for loan losses                                        425,750             639,000        (33.4)
                                                        -----------------   -----------------

Net interest income after
  provision for loan losses                                   12,512,123          11,302,584         10.7
Net gains (losses) on sales of securities                         63,149              21,526        193.4
Noninterest income                                             2,918,677           2,607,195         11.9
Noninterest expense                                            9,825,384           9,233,827          6.4
                                                        -----------------   -----------------

Income before income taxes                                     5,668,565           4,697,478         20.7
Applicable income tax expense                                  2,002,777           1,590,029         26.0
                                                        -----------------   -----------------


Net income                                                    $3,665,788          $3,107,449         18.0
                                                        =================   =================


Net income per share - basic                                       $0.46               $0.39         16.5
Net income per share - diluted                                     $0.44               $0.38         16.8
Cash dividends paid per share                                      $0.14               $0.12         16.7
Weighted average shares outstanding - basic                    8,039,308           7,938,427          1.3
Weighted average shares outstanding - diluted                  8,319,130           8,240,296          1.0
----------------------------------------------------------------------------------------------------------


Performance Ratios
(Annualized)

Return on average assets                                            1.27 %              1.10 %       15.8
Return on average stockholders' equity                             16.58               15.69          5.7
Net yield on average interest-earning
  assets (tax equivalent)                                           4.86                4.61          5.2
----------------------------------------------------------------------------------------------------------




Selected Average Balances
(In thousands)

Total assets                                                  $1,167,823          $1,145,822          1.9
Interest-earning assets                                        1,086,747           1,055,413          3.0
Loans-net of unearned income                                     820,547             795,289          3.2
Investment securities                                            261,607             230,782         13.4
Deposits                                                         954,765             935,693          2.0
Noninterest-bearing deposits                                     165,309             146,878         12.5
Interest-bearing deposits                                        789,456             788,815          0.1
Interest-bearing liabilities                                     902,524             893,008          1.1
Stockholders' equity                                              91,036              81,163         12.2
----------------------------------------------------------------------------------------------------------

Selected Financial Data
  at Period-End
  (In thousands)

                                                                       March 31,                        Percent
                                                             1999                   1998                 Change
                                                      -------------------    --------------------    -------------

Total assets                                                  $1,190,807              $1,184,737              0.5 %
Interest-earning assets                                        1,109,288               1,096,285              1.2
Loans-net of unearned income                                     830,407                 813,645              2.1
Allowance for loan losses                                         10,051                   8,701             15.5
Investment securities                                            260,030                 226,205             15.0
Deposits                                                         965,843                 995,501             (3.0)
Stockholders' equity                                              88,876                  83,771              6.1

Average stockholders' equity to
  average assets                                                    7.69 %                  7.02 %            9.6 %
Tier 1 capital to average assets
  (Leverage ratio)                                                  7.64                    7.31              4.5
Risk-based capital ratios:
  Tier 1 capital                                                   10.11                    9.73              3.9
  Total capital                                                    12.04                   11.72              2.7
Book value per common share                                       $11.24                  $10.47              7.3
Tangible book value per
  common share                                                    $11.15                  $10.36              7.7
Total common shares
  outstanding                                                  8,042,910               7,952,109              1.1

Credit Quality Data

Nonperforming assets                                          $3,187,210              $2,168,158             47.0 %
Nonperforming loans                                            2,622,326               1,725,719             52.0
Net loan (recoveries) losses                                     (78,807)                293,050           (126.9)
Nonperforming assets to total
  loans and foreclosed property                                     0.38 %                  0.27 %           44.0
Annualized net loan (recoveries) losses
  to average total loans (YTD)                                     (0.04)                   0.15           (126.1)
Allowance for loan losses to
  total loans                                                       1.21                    1.07             13.2
Allowance for loan losses to:
  Nonperforming assets                                            315.35                  401.31            (21.4)
  Nonperforming loans                                             383.29                  504.20            (24.0)

